UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation
(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660
(Address of principal executive offices)

Glen T. Tsuma
California First Leasing Corporation
5000 Birch Street, Suite 500
Newport Beach, CA 92660
(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1(a). Reports to Stockholders

California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Annual Report
For the Year Ended June 30, 2023

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or the “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company continues its lease business while using equity and other investments to maximize current income and generate capital appreciation.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of, or guaranteed by any Federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company is on file with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement and in this Annual Report that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for this to cause significant volatility in reported net earnings and net asset values, the impact of external events on business activities and the lease portfolio, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets.  Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, competitive, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (August 2, 2023).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To elect to receive all future reports on paper free of charge, please send an email request to invest@calfirstlease.comor you may call 800-460-4640.

California First Leasing Corporation	Annual Report for June 30, 2023

Selected Financial Data

The following table sets forth selected financial data and operating information of the Company.  The selected data should be read in conjunction with the Financial Statements and notes thereto and management's Discussion of Performance and Results of Operations contained herein. Through February 26, 2021, the Company operated as a bank holding company. Following registration as an investment company in February 2022, the Company’s financial statements and discussion of results were revised to conform to 1940 Act requirements, and presentation of prior period operating results have been revised accordingly.

	YEAR ENDED JUNE 30,
	2023	2022	2021
	(in thousands, except per share data)
Statement of Operations
Dividends and interest	$5,687	$4,008	$2,845
Net realized gain (loss) on securities	(2,848)	(1,165)	2,089
Net unrealized securities gain (loss)	16,809	(22,349)	36,681
Investment Income (Loss)	19,648	(19,506)	41,615
Finance and loan income, net	1,331	2,287	3,858
Release of reserves	160	215	-
Other lease income	3,577	1,251	3,579
Gain on sale of Bank	-	-	2,343
Lease Income	5,068	3,753	9,780
Investment and Lease Income (Loss)	24,716	(15,753)	51,395
Operating expenses	2,786	3,034	4,273
Income tax (benefit) expense	5,068	(6,126)	10,891
Net Earnings (Loss)	$16,862	$(12,661)	$36,231

Number of shares outstanding	9,703	10,284	10,284
Weighted average shares outstanding	9,969	10,284	10,284

Beginning Net Asset Value (NAV) per share	$20.60	$22.39	$19.41
Net earnings (loss)	1.69	(1.23)	3.52
Dividends paid	-	0.56	0.54
Net gain on share repurchase	0.32	-	-
Net Asset Value, end of period	$22.61	$20.60	$22.39

Total return
CFNB, based on NAV	9.8%	(5.5)%	18.1%
S&P 500 (TR) Index	19.6%	(10.6)%	40.8%

The chart above illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)® (“S&P 500”), an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. Results for the Company are an after-tax amount. The S&P index is an unmanaged benchmark, that assumes reinvestment of all distributions and includes capital gains and distributions in the calculation, but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index.  Performance data shown represents past performance and is no guarantee of future results.

California First Leasing Corporation	Annual Report for June 30, 2023

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two primary components:
•

Investment income includes current income from dividends on equity securities, realized and unrealized gains or losses in the value of the securities, and interest earned on short-term treasury securities and money market balances.

•	Lease income includes direct finance and interest income earned from leases and loans, as well as other income from sales of leased property, sales of leases and operating lease income.

The results discussed below represent past performance, and current or future performance may be lower or higher than the data included here. The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts, that are determined based on stock prices on the last day of a fiscal quarter.

For the year ended June 30, 2023, net earnings were $16.9 million, or $1.69 per share. This included a gain on equity securities of $14.0 million that swung from a loss of $23.5 million on the securities portfolio the prior year. Total lease income increased 35% to $5.1 million compared to $3.8 million in fiscal 2022, reflecting strong income from lease extensions and property sales. The 9.8% return to shareholders based on the change in net asset value reflects the 12.6% return on the equity portfolio dampened by having 18% of earning assets invested in short-term treasury and money-market securities producing lower current returns than equities, notwithstanding a significant increase in interest rates over the past year.

Investment Operations

Based on the S&P 500 index, U.S. equity markets returned 19.6% for the 12 months ending June 30, 2023, but results varied substantially as mega-cap growth and technology stocks rebounded while certain segments such as value and small-capitalization U.S. stocks lagged.  This is seen in lower returns reported in more balanced indexes such as 14.2% for the Dow Jones Industrial Average, 12.31% for the Russell 2000 index and 13.8% for the S&P 500® Equal weighted index (“EWI”) that includes the same constituents as the capitalization weighted S&P 500. A multitude of factors, including high inflation, energy price increases related to the Russia-Ukraine conflict, supply-chain issues, and aggressive tightening by the Federal Reserve have led to elevated volatility in market conditions.  The S&P 500 return of 2.37% for the six months ended December 31, 2022 reversed a negative 24.8% for the three months through September 30, 2022. The returns continued a positive trend for the six months through June 30, 2023 amid signs of moderating inflation, low unemployment and the possibility that the Fed is nearing the end of increasing interest rates, and the return on the S&P 500 increased to 15.9% for the period.

The Company focuses on investing in fair or under-valued public companies that we expect to generate excess cash flow that can be reinvested at attractive rates of return to continue substantial growth or be returned to shareholders via share repurchases or dividends. A high percentage of the equity portfolio generally is invested in U.S. large capitalization equities. From time to time, the Company may retain a significant amount of funds in short-term liquid investments in order to be positioned to take advantage of investment or lease opportunities as they arise. The Company does not specialize in any specific industry, but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns but may underperform in certain market environments.

Allocation of Securities *	6/30/2023		6/30/2022
($ in 000's)
US Large Cap Equities	$124,253	60.5%	$116,051	62.9%
US Mid Cap Equities	26,164	12.7%	8,715	4.7%
US Small Cap Equities	6,002	2.9%	17	0.0%
Developed Markets, Non-US	5,542	2.7%	5,870	3.2%
Income fund	1,004	0.5%	-	0.0%
Emerging Market Equities	688	0.3%	984	0.5%
Equity securities	$163,653	79.7%	$131,637	71.4%
Money market funds	11,928	5.8%	52,723	28.6%
US Treasury Bills	29,746	14.5%	-	0.0%
Fixed Income securities	41,674	20.3%	52,723	28.6%
Investment securities	$205,327	100.0%	$184,360	100.0%

* Equity securities classification based on information from Wells Fargo Advisors

California First Leasing Corporation	Annual Report for June 30, 2023

The Company produced a return of 12.6% on the equity portfolio for fiscal 2023 compared to the 19.6% return on the S&P 500 and return of 13.8% for the EWI for the same period. The results contrasted with a return of only 3.0% for the first half of the fiscal year, and included a 7.2% annualized return for the fourth quarter ended June 30, 2023 that compared to an 8.7% return in the S&P 500 and 4.0% for the EWI for the same 3 month-period.

The Company’s investment performance in fiscal 2023 benefitted from a concentration in select big technology stocks and oil companies. Applied Materials produced the largest gains for both for the year and last six months ended June 30, 2023, and four semiconductor companies accounted for 64% of the net securities gains in fiscal 2023. Exxon was the second largest contributor to full year investment results, but gave back some gains in the last six months as oil prices declined. Other strong contributors to full year performance were  Ford Motor, Meta Platforms and Alphabet. The largest detractors to the investment performance for the year generally were in the consumer sector and included Verizon Communications, Bristol Myers Squibb and British American Tobacco.

The equity securities portfolio at June 30, 2023 consisted of common stock holdings in 36 public companies and 1 investment fund, compared to 34 public companies at June 30, 2022 and 32 companies at June 30, 2021. During the six months ended June 30, 2023, the Company invested $8.1 million in 8 companies, including 6 new positions. For the fiscal year, the Company invested $28.9 million in 18 positions, 13 of which were new. During the last half of fiscal 2023, the Company sold parts of 3 positions for $1.5 million, realizing a net loss of $827,000 to offset taxable gains recognized in prior years. For the full 2023 fiscal year, the Company realized losses of $2.9 million.

The distribution of the Company’s equity securities across four industry groups at June 30, 2023 and the comparative gains or losses by group is summarized below:

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	Fair Value
as of June 30, 2023
Commercial / Industrial	$80,292	$25,935	$(5,532)	$100,695
Consumer	28,781	2,621	(4,403)	26,999
Financial	16,476	2,234	(1,057)	17,653
Healthcare	14,983	3,323	-	18,306
	$140,532	$34,113	$(10,992)	$163,653

Ten Largest Equity Holdings at June 30, 2023 as a percent of net assets:
Exxon Mobil	7.86%
Applied Materials	6.72%
Alphabet Inc.	5.73%
Ford Motor Company	4.12%
Cigna Corp New	3.93%
Bristol Myers Squibb	3.87%
Marvell Technology Inc	3.53%
Qualcomm Inc	3.18%
Verizon Communications	2.95%
Schlumberger LTD	2.89%

Interest and Dividend Income

A key component of the Company’s strategy is to generate current income on its investments through dividends, in addition to the opportunity to realize investment returns from appreciation in stock values. Of the 37 stock positions held at June 30, 2023, 26 pay a dividend, accounting for 81% of the fair value of equity securities at June 30, 2023. The following table presents the Company’s average balances and yields earned on investments for the periods shown:

California First Leasing Corporation	Annual Report for June 30, 2023

	Period Ended			Period Ended
($ in thousands)	June 30, 2023			June 30, 2022
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield
Three Months
Bank deposits	$807	$2	0.99%	$3,858	$4	0.41%
Money market funds	13,491	164	4.86%	38,278	77	0.80%
US treasury bills	29,446	351	4.77%	-	-	0.00%
Equity securities	154,222	928	2.41%	157,253	899	2.29%
	$197,966	$1,445	2.92%	$199,389	$980	1.97%
Twelve Months
Bank deposits	$1,276	$5	0.39%	$4,974	$15	0.30%
Money market funds	30,615	1,025	3.35%	27,434	83	0.30%
US treasury bills	14,795	685	4.63%	-	-	0.00%
Equity securities	148,865	3,972	2.67%	170,845	3,910	2.29%
	$195,551	$5,687	2.91%	$203,253	$4,008	1.97%

Total dividend and interest income for the fourth quarter ending June 30, 2023 of $1.45 million increased 47.5% as interest income jumped significantly on a 396-basis point increase in average yield to 4.73% on average balances that were unchanged.  Dividend income for the fourth quarter of fiscal 2023 increased 3.2% due to a 12-basis point increase in yield that offset a 2% decline in average balances.  For the full 2023 fiscal year, total dividend and interest income from investments increased 41.9% to $5.7 million, including a $1.6 million increase in interest income from less than $100,000 in fiscal 2022. The yield on cash and equivalents increased by 337 basis points to 3.67% while the average balance increased by $14.3 million, or 45%.  Dividend income was up by 1.6% as a 17% decline in average balances was offset by a 38-basis point increase in yield to 2.67%.

Lease Operations

At June 30, 2023, the Company’s investment in lease assets of $20.2 million represented 8.9% of total assets. Fiscal 2023 lease bookings of $13.6 million were up from $6.8 million in fiscal 2022 while lease originations were minimal, leaving a backlog of approved lease commitments of $4.2 million at June 30, 2023, down from $8.0 million at June 30, 2022.  Transactions in process of $729,500 at June 30, 2023 are down from $2.7 million at June 30, 2022.

Finance and loan income of $1.3 million for fiscal 2023 was down 41.8% due to a 36.9% decrease in average balances to $19.7 million and a 57-basis point decrease in the average yield to 6.77%.  The following table presents the Company’s average lease and loan balances, finance and loan income and related yields earned, presented on an annualized basis.

Lease Operations	Period Ended			Period Ended:
($ in thousands)	June 30, 2023			June 30, 2022
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield
Three Months
Net investment in leases	$16,002	$270	6.75%	$23,399	$453	7.74%
Commercial loans	2,523	29	4.60%	3,262	31	3.80%
Lease and loan assets	$18,525	$299	6.46%	$26,661	$484	7.26%

Twelve Months
Net investment in leases, net	$16,736	$1,196	7.15%	$27,770	$2,129	7.67%
Commercial loans	2,936	135	4.60%	3,387	158	4.66%
Lease and loan assets	$19,672	$1,331	6.77%	$31,157	$2,287	7.34%

Other Lease Income – For the year ended June 30, 2023, other lease income of $3.7 million was up from $1.5 million for the prior year.  The $2.3 million increase in fiscal 2023 was primarily due to a $1.6 million increase in income from end of term transactions and income recovered on lease-related claims from prior years.

Included with other lease income is income related to the allowance for credit losses. During fiscal 2023, the Company released reserves of $160,000 from the allowance for credit losses, compared to a release of $215,000 in fiscal year 2022. The fiscal 2023 release reflected the 24% decline in the lease and loan portfolio since June 30, 2022 while credit quality remained stable.  At June 30, 2023, the allowance for credit losses of $200,600, 1.05% of the investment in leases and loans, while down from 1.4% at June 30, 2022, is considered appropriate for the consolidated portfolio.

California First Leasing Corporation	Annual Report for June 30, 2023

The top five customer industries and geographic locations at June 30, 2023 and 2022 are shown below:

($ in thousands)	June 30, 2023		June 30, 2022
Industry	Balance	Percent	Balance	Percent
Educational services	$10,283	53.9%	$9,355	37.1%
Public administration	3,145	16.5%	3,171	12.6%
Agriculture and food products	1,863	9.8%	3,041	12.1%
Manufacturing – industrial	1,247	6.5%	502	2.0%
Retail Trade	843	4.4%	1,389	5.5%
Top five	17,381	91.1%	17,458	69.3%
All other industries	1,690	8.9%	7,729	30.7%
	$19,071	100%	$25,187	100%
States
DC	$3,189	16.7%	$1,150	4.6%
Rhode Island	2,956	15.5%	2,609	10.4%
Louisiana	2,531	13.3%	2,022	8.0%
California	2,052	10.8%	2,411	9.6%
New York	1,607	8.4%	2,536	10.1%
Top five	12,335	64.7%	10,728	42.6%
All other states	6,736	35.3%	14,459	57.4%
	$19,071	100.0%	$25,187	100.0%

At June 30, 2023, approximately 51.2% of the portfolio was with public and private colleges and universities, up from 36.6% at June 30, 2022.  Approximately 16.5% of the portfolio consists of tax-exempt leases with municipalities, up from 12.6% at June 30, 2022. Leases with three largest lease customers aggregate to $8.7 million, 47% of the investment in leases and loans.  The high percentage with large customers and in the education field reflects the reduced size of the portfolio and the continued importance of this market to the Company. The universities and colleges are located throughout the United States, and at June 30, 2023 the portfolio includes over 40 leases with 21 different institutions and no university represents more than 17% of the portfolio.

Operating Expenses – The Company’s operating expenses for the year ended June 30, 2023 decreased by 8.2% to $2.79 million compared to $3.0 million the year before.  The decrease in fiscal 2023 included a $103,300, or 5.0% decline in compensation costs and a $152,400, or 20.5% decline in other costs related to registering as an investment company in the prior year.

Income Taxes – For the year ended June 30, 2023, the income tax expense of $5.0 million represented an overall effective tax rate of 23.1%.   This included a provision accrued at the tax rate of 18.2% on pretax earnings of $7.97 million excluding the equity security gain, and a provision accrued at the rate of 25.9%  on the net equity security gain of $14.0 million .The effective tax rate reflects the benefit the Company receives from the dividends received exclusion. The 2023 security gain includes net unrealized gains of $16.8 million and realized taxable losses of $2.8 million.

The components of earnings and taxes are summarized as follows:

	Year ended June 30,
(dollars in thousands)	2023	2022
Pretax earnings excluding securities gain (loss)	$7,969	$4,727
Gain (loss) on securities	13,961	(23,514)
Pretax earnings (loss)	21,930	(18,787)
Income tax expense excluding securities gain (loss)	1,451	646
Income tax expense (benefit) on securities gain (loss)	3,617	(6,772)
Net tax expense	5,068	(6,126)
Net earnings excluding equity gain (loss)	6,518	4,081
Net equity portfolio gain (loss)	10,344	(16,742)
Net earnings (loss)	$16,862	$(12,661)

California First Leasing Corporation	Annual Report for June 30, 2023

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors California First Leasing Corporation Newport Beach, California
Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying statements of assets, liabilities and stockholders’ equity of California First Leasing Corporation, as of June 30, 2023 and 2022, including the statement of investments as of June 30, 2023, and the related statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 30, 2023, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the three-year period ended June 30, 2023.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of California First Leasing Corporation as of June 30, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2023 and the financial highlights for each of the years in the three-year period ended June 30, 2023, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of California First Leasing Corporation, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements and financial highlights, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements and financial highlights.

California First Leasing Corporation	Annual Report for June 30, 2023

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and included confirmation of securities owned as of June 30, 2023, by direct correspondence with custodians.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of California First Leasing Corporation’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements and financial highlights.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Laguna Hills, California

August 2, 2023

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California First Leasing Corporation	Annual Report for June 30, 2023

                                                                 Statement of Investments – June 30, 2023

Industry - Percent of Net Assets	Company	Shares	Market Value

Common Stocks -- 74.60%
Auto & Truck Dealerships -- 0.85%	Lithia Mtrs Inc	6,145	$1,868,756
Auto Manufacturers -- 4.12%	Ford Motor Company	597,300	9,037,149
Auto Parts -- 1.09%	Allison Transmission	42,290	2,387,693

Banks - Diversified -- 3.78%	Wells Fargo & Co	100,400	4,285,072
	Bank of America Corporation	117,500	3,371,075
	JP Morgan Chase & Co	4,380	637,027
			8,293,174

Capital Markets -- 2.73%	Goldman Sachs	18,600	5,999,244

Credit Services -- 0.70%	PayPal Holdings Inc (1)	13,600	907,528
	Credit Acceptance Corporation (1)	1,220	619,675
			1,527,203

Drug Manufacturers -- 3.87%	Bristol Myers Squibb	132,800	8,492,560
Entertainment -- 0.53%	Netflix.com Inc. (1)	2,650	1,167,299
Financial -- 0.31%	Pimco Muni Income Fund III	85,459	687,945

Healthcare Plans -- 4.47%	Cigna Corp New	30,710	8,617,226
	United Health Group	2,489	1,196,313
			9,813,539

Insurance - Diversified -- 0.52%	Berkshire Hathaway Inc (1)	3,364	1,147,124

Internet Content & Information -- 8.07%	Alphabet Inc. (1)	105,100	12,580,470
	Meta Platforms Inc (1)	13,907	3,991,031
	Match Group Inc (1)	27,100	1,134,135
			17,705,636

Internet Retail -- 0.19%	Alibaba Grp Hldg (1)	4,900	408,415
Oil & Gas E & P -- 2.78%	Ovintiv Inc.	159,925	6,088,345
Oil & Gas Equipment & Services -- 2.89%	Schlumberger LTD	129,000	6,336,480
Oil & Gas Integrated -- 7.86%	Exxon Mobil	160,800	17,245,800
Scientific & Technical Instruments -- 0.46%	Sensata Technologies	22,300	1,003,277

Semiconductor Equip & Materials -- 7.27%	Applied Materials	102,000	14,743,080
	Teradyne Incorporated	10,900	1,213,497
			15,956,577

Semiconductors -- 10.94%	Marvell Technology Inc	129,500	7,741,510
	Qualcomm Inc	58,650	6,981,696
	Micron Technology Inc	81,300	5,130,843
	Advanced Micro Devices Inc. (1)	31,100	3,542,601
	Taiwan Semiconductor Co	5,900	595,428
			23,992,078

Specialty Business Services -- 1.04%	Global Payments Inc.	23,050	2,270,886
Specialty Chemicals -- 1.69%	Dupont De Nemours	51,940	3,710,594
Steel -- 1.83%	Cleveland-Cliffs Inc. (1)	239,000	4,005,640

California First Leasing Corporation	Annual Report for June 30, 2023

Industry - Percent of Net Assets	Company	Shares	Market Value

Telecom Services -- 4.03%	Verizon Communications	173,750	6,461,763
	Charter Communications Inc (1)	6,484	2,382,027
			8,843,790

Thermal Coal -- 0.51%	Consol Energy Inc	16,600	1,125,646
Tobacco -- 2.07%	British American Tobacco	136,700	4,538,440

	Total-Equity Securities		$163,653,288

Short-term Investments -- 19.63%
Bank Deposit -- 0.63%	Liberty Bank, N.A.		1,390,761
U.S.Treasuries -- 13.56%	U.S. Treasury Bills (5.16%) *		29,746,380
Money Market Mutual Funds -- 5.44%	JP Morgan Prime MMkt 3605 (5.18%) **		9,146,761
	Goldman FSQ Money Market (5.12%) **		2,781,545

	Total Short-term Investments		$43,065,448

Total Equity Securities and Short-term Investments -- 94.23%			$206,718,736

Net Assets at June 30, 2023			$219,380,479
(1) Non-income producing security
* Weighted average yield to maturity for bills maturing from 7/27/23 to 9/21/23.
** Rate is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements

.

California First Leasing Corporation	Annual Report for June 30, 2023

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY (in thousands, except share amounts)

	June 30,	June 30,
	2023	2022

ASSETS

Cash and due from banks	$1,391	$1,085
Money-market mutual funds	11,928	52,723
U.S. Treasury bills	29,746	-
Cash and cash equivalents	43,065	53,808

Equity investments	163,653	131,637
Property acquired for transactions-in-process	729	2,672
Leases and loans:
Net investment in leases	16,994	21,961
Commercial loans	2,077	3,246
Allowance for credit losses	(201)	(361)
Net investment in leases and loans	18,870	24,846
Property on operating leases, less accumulated depreciation
of $0 (2023) and (2022)	553	514
Income tax receivable	265	2,069
Other assets	303	455
Discounted lease rentals assigned to lenders	-	515
Total Assets	$227,438	$216,516

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$1,679	$954
Accrued liabilities	592	829
Lease deposits	51	145
Non-recourse debt	-	515
Deferred income taxes, net	5,736	2,193
Total Liabilities	8,058	4,636

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 9,703,456
June 30, 2023 and 10,284,139 June 30, 2022 issued and outstanding	97	103
Additional paid in capital	1,694	2,314
Retained earnings	217,589	209,463
	219,380	211,880
Total Liabilities & Stockholders' Equity	$227,438	$216,516

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2023

                                                                                                STATEMENTS OF OPERATIONS *

                                                                              (in thousands, except share and per share amounts)

	Years ended June 30,
	2023	2022	2021

Investment income
Dividend income	$3,972	$3,910	$2,751
Interest income	1,715	98	94
Gain (loss) on equity securities	13,961	(23,514)	38,770
Total investment income (loss)	19,648	(19,506)	41,615

Lease income
Finance and loan income	1,331	2,287	3,858
Release of (provision for) reserves for credit losses	160	215	298
Operating and sales-type leases	1,081	355	533
Gain on sale of leases, loans and leased property	1,503	300	2,481
Other fee income	993	596	267
Gain on sale of bank subsidiary	-	-	2,343
Total lease income	5,068	3,753	9,780

Operating expenses
Compensation and benefits	1,941	2,044	3,137
Director fees	144	144	118
Occupancy	111	103	177
Other general and administrative	590	743	841
Total operating expenses	2,786	3,034	4,273

Earnings (loss) before income taxes	21,930	(18,787)	47,122

Income taxes	5,068	(6,126)	10,891

Net earnings (loss)	$16,862	$(12,661)	$36,231

Basic earnings (loss) per common share	$1.69	$(1.23)	$3.52
Dividends declared per common share	$-	$0.56	$0.54

Weighted average common shares outstanding	9,969,138	10,284,139	10,284,139

*         For periods prior to February 26, 2021, financial statements represent the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

                                The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2023

                                                         STATEMENTS OF STOCKHOLDERS' EQUITY *

                                                              (in thousands, except for share amounts)

			Additional
	Common Stock		Paid in	Retained
	Shares	Amount	Capital	Earnings	Total

Balance, June 30, 2020	10,284,139	$103	$2,314	$197,206	$199,623

Net earnings	-	-	-	36,231	36,231
Dividends paid	-	-	-	(5,554)	(5,554)

Balance, June 30, 2021	10,284,139	103	2,314	227,883	230,300

Net loss	-	-	-	(12,661)	(12,661)
Dividends paid	-	-	-	(5,759)	(5,759)

Balance, June 20, 2022	10,284,139	103	2,314	209,463	211,880

Net earnings	-	-	-	16,862	16,862
Shares repurchased	(580,683)	(6)	(620)	(8,736)	(9,362)

Balance, June 20, 2023	9,703,456	$97	$1,694	$217,589	$219,380

*         For periods prior to February 26, 2021, financial statements represent the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2023

                                                                STATEMENTS OF CASH FLOWS *

                                                                                (in thousands)

	Years Ended June 30,
	2023	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings (loss)	$16,862	$(12,661)	$36,231
Adjustments to reconcile net earnings to cash flows
provided by (used for) operating activities:
Release of reserves for credit losses	(160)	(215)	(298)
Depreciation and net amortization (accretion)	48	74	111
Gain on sale of leased property and sales-type lease income	(663)	(213)	(2,215)
(Gain) loss on equity securities, net	(13,960)	23,514	(38,770)
Gain on sale of bank subsidiary	-	-	(2,343)
Deferred income taxes, including income taxes payable	3,543	(7,117)	6,104
Decrease (increase) in income taxes receivable	1,804	788	(2,481)
Net decrease in accounts payable and accrued liabilities	(237)	(435)	(852)
Other, net	(128)	(467)	69
Net cash provided by (used for) operating activities	7,109	3,268	(4,444)

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases, loans and transactions in process	(11,098)	(7,114)	(30,891)
Payments received on lease receivables and loans	14,803	20,191	38,688
Proceeds from sales of leased property and sales-type leases	2,136	1,147	2,769
Proceeds from sales and assignments of leases	3,712	-	4,725
Net decrease in Fed funds sold	-	-	660
Purchase of equity securities	(28,845)	(67,582)	(115,413)
Pay down on investments	-	-	452
Proceeds from sale of equity securities	10,789	72,556	45,396
Proceeds from sale of bank subsidiary	-	-	4,523
Net decrease (increase) in other assets	13	56	(142)
Net cash (used for) provided by investing activities	(8,490)	19,254	(49,233)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease in time certificates of deposit	-	-	(22,259)
Net decrease in demand and savings deposits	-	-	(34,548)
Payments to repurchase common stock	(9,362)	-	-
Dividends to stockholders	-	(5,759)	(5,554)
Net cash used for financing activities	(9,362)	(5,759)	(62,361)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(10,743)	16,763	(116,038)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	53,808	37,045	153,083
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$43,065	$53,808	$37,045

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Decrease in lease rentals assigned to lenders and
related non-recourse debt	$(515)	$(713)	$(713)
Estimated residual values recorded on leases	$(17)	$(19)	$(716)
Interest paid on deposits and borrowed funds	$-	$-	$43
Income tax (refunds received) paid, net	$(279)	$202	$7,267
Addition to ROU assets from new operating lease liabilities	$-	$-	$336
Remaining bank equity capital at sale closing	$-	$-	$12,524

*         For periods prior to February 26, 2021, financial statements represent the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2023

Financial Highlights*

	Years Ended June 30,
	2023	2022	2021
Per Share Operating Performance
Net book value, beginning of period	$20.60	$22.39	$19.41
Net earnings (loss)	1.69	(1.23)	3.52
Less: Dividends paid	-	0.56	0.54
Net gain on share repurchase	0.32	-	-
Net Book Value, end of period	$22.61	$20.60	$22.39
Market price, end of period	$14.35	$17.40	$18.40
Return to Shareholders (1)
Based on net book value	9.7%	(5.5)%	18.1%
Based on market price	(17.5)%	(2.4)%	23.4%

Ratios, Supplemental Data
Expenses per share (2)	$0.28	$0.29	$0.42
Expenses plus taxes per share (2)	$0.79	$(0.30)	$1.47
Average Book Value per share	$21.99	$22.10	$20.68
Expenses to Average Book Value	1.3%	1.3%	2.0%
Net earnings (loss) to Average Book Value	7.9%	(5.6)%	17.0%
Portfolio turnover rate	7.2%	39.6%	44.4%

* For periods prior to February 26, 2021, amounts reflect the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

(1)    Total return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Past performance is not an indication of future results.

(2) Interest expense paid on bank deposits of $39,127 in fiscal 2021 for periods prior to the bank sale in February 2021, has been included with expenses.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2023

NOTES TO FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies:

Nature of Operations

California First Leasing Corporation, (“CFNB” or the “Company”), headquartered in Newport Beach, California, is registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in California in 1977.  The Company invests in equity securities of public companies that trade on established markets while continuing the original business of leasing and financing capital assets from one central location to businesses and non-profit organizations throughout the United States. Its UniversityLease business focuses on the needs of colleges and universities.

Effective February 26, 2021, California First National Bancorp, a California corporation (“Bancorp”) completed the sale of the stock in California First National Bank (“Bank”) while retaining all leases and loans. Following the sale, a bank holding company structure was no longer required and Bancorp merged its wholly-owned subsidiary, California First Leasing Corporation, into Bancorp and changed its name to California First Leasing Corporation (“CalFirstLease” or the “Company”).  For periods prior to February 26, 2021, financial statements represent the consolidation of Bancorp with Bank and California First Leasing.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Critical accounting estimates particularly susceptible to change include the allowance for credit losses, residual values and taxes.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash in demand deposit accounts in banks, money market mutual funds and U.S. Treasury bills with initial maturities of less than 3 months.  Investments in money market funds are valued at net asset value per share at the end of the accounting period, while treasuries are valued at amortized cost which approximates fair value.

Equity Securities

The Company carries all of the investments in equity securities at fair market value (also referred to as “market value”) as determined in accordance with Note 3, and records the subsequent changes in market values in the Statement of Operations as a component of equity securities gains and losses. Equity security transactions are accounted for as of the trade date and the cost of equity securities sold is determined by specific identification.  Dividend income is recorded on the ex-dividend date.

Leases-
Capital Leases

New lease transactions are generally structured as direct financing leases that are non-cancelable "net" leases, contain "hell-or-high-water" provisions that require lessee to make all payments regardless of any defects in the property, to maintain, service and insure the property against casualty loss, and pay all property, sales and other taxes.   The re-lease of property that has come off lease may be accounted for as a sales-type lease or as an operating lease, depending on the terms of the re-lease.  Leased property that comes off lease and is re-marketed through a sale to the lessee or a third party is accounted for as sale of leased property.

For direct financing leases, the aggregate lease payments receivable and estimated residual value, if any, are recorded net of unearned income as net investment in leases.  The unearned income is recognized as direct finance income on an internal rate of return method calculated to achieve a level yield over the lease term.  There are no costs or expenses related to direct financing leases since lease income is recorded on a net basis. The residual value is an estimate for accounting purposes of the fair value of the lease property at lease termination.  The estimates are reviewed periodically to ensure reasonableness, however, the amounts the Company may ultimately realize could differ from the estimated amounts.

In some instances, the Company assigns on a nonrecourse basis or participates out the lease payments receivable to unaffiliated financial institutions. The accounting for the participation or sale of lease receivables is governed by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 860 Transfer and Servicing.  For lease receivables accounted for as a sale, the Company derecognizes the lease receivable and the unearned income related to the lease is recognized as a gain from the sale of lease receivable. For lease receivables accounted for as a secured borrowing, the minimum lease payments receivable is re-categorized on the balance sheet as discounted lease rentalsassigned to lenders.  The related obligations resulting from the discounting of the leases are recorded as non-recourse debt.  The unearned income related to the lease is reduced by the interest expense from the non-recourse debt.

California First Leasing Corporation	Annual Report for June 30, 2023

Operating Leases

Lease contracts which do not meet the criteria of capital leases are accounted for as operating leases.  Property on operating leases is recorded at the lower of cost or fair value and depreciated on a straight-line basis over the lease term to the estimated residual value at the termination of the lease.  Most operating leases involve the re-lease of off-lease property for terms of less than 12 months, and the associated cost is the Company’s estimated residual.  Rental income is recorded on a straight-line basis over the lease term.

Loans

Loans are reported at their principal amount outstanding, net of discounts, fees and direct costs associated with their origination or acquisition.  Interest earned on loans is credited to income based on loan principal amounts outstanding at appropriate interest rates.

Allowance for Credit Losses

The allowance for credit losses is an estimate based on management’s judgment applying the principles of ASC Topic 450, “Contingencies,” and ASC Topic 310-35, “Loan Impairment.”  The determination of the adequacy of the allowance is based on an assessment of the inherent loss potential in the lease and loan portfolios given the conditions at the time and are continuously reviewed for adequacy.  The need for reserves is subject to future events, which by their nature are uncertain.  Therefore, changes in economic conditions or other events may necessitate additions or deductions to the allowance for credit losses or the residual valuation allowance.  The allowance is maintained at a level believed to be adequate to absorb probable losses inherent in the portfolios.

The allowance for credit losses includes specific and general reserves.  Specific reserves relate to leases and loans that are individually classified as problems or impaired. A lease or loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms. The net book value of each non-performing or problem lease is evaluated to determine whether the carrying value is less than or equal to the expected recovery anticipated to be derived from lease payments, additional collateral or residual realization.  Measurement of impairment of a loan is based on expected future cash flows which are discounted at the loan’s effective interest rate, or measured by reference to an observable market value, if one exists, or the fair value of the collateral for a collateral-dependent loan.  The amount estimated as unrecoverable is recognized as a reserve individually identified for the lease or impaired loan.

General reserves are an estimate of probable or inherent losses related to the remaining portfolio. An ongoing review of all leases and loans is conducted, considering recent loss experience, known and inherent risks in the portfolio, levels of delinquencies, adverse situations that may affect customers’ ability to repay, including current and anticipated economic conditions.    Based on the foregoing, an estimated inherent loss not based directly on specific problem assets is recorded as a collective allowance.  Lease receivables and loans are charged off when they are deemed completely uncollectible. Subsequent recoveries, if any, are credited to the allowance.

Property Acquired for Transactions-in-process

Property acquired for transactions-in-process represents partial deliveries of property which the lessee has accepted on in-process lease transactions.  Such amounts are stated at cost, net of any lessee payments related to the property.  Income is not recognized while a transaction is in process and prior to the commencement of the lease.  At lease commencement, any pre-commencement payments are included in minimum lease payments receivable and the unearned income is recognized as direct finance income over the lease term.

Income Taxes

Income tax expense is the total of the current year income tax due and the change in deferred tax assets and liabilities. The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established if it is “more likely than not” that all or a portion of the deferred tax asset will not be realized. The tax effects of an uncertain tax position can be recognized in the financial statements only if, based on its merits, the position is more likely than not to be sustained on audit by the taxing authorities.

Earnings Per Share

Basic net earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding.  The Company has had no stock options outstanding since December 2017.

California First Leasing Corporation	Annual Report for June 30, 2023

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.  ASU 2016-13 requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts and requires enhanced disclosures related to the significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards. ASU 2016-13 is effective for the Company’s fiscal year beginning July 1, 2023, including interim periods within the year. As of June 30, 2023, the Company concluded its evaluation of a model to develop an expected credit loss (“CECL”) estimate of credit losses. The CECL model will be implemented using a modified retrospective approach through a cumulative adjustment to retained earnings on July 1, 2023, the beginning of the reporting period of adoption. Based on the nature of the Company’s credit portfolio, management has determined that the adoption of ASU 2016-13 will not have a material impact on its financial statements.

Subsequent events

The Company has evaluated subsequent events for recognition and disclosure through August 2, 2023, which is the date the financial statements were available to be issued.

Reclassifications
Certain reclassifications have been made to prior year financial statements to conform to the presentation of the fiscal 2023 financial statements.

Note 2 – Sale of Bank

On February 26, 2021, Bancorp completed the sale of the stock of Bank to DMG Bancshares, Inc. (“DMG”).  Pursuant to the terms of the sale agreement, 1) DMG paid a purchase price equal to the Bank’s equity capital ($12.6 million on February 26, 2021) plus $2.5 million, and 2) the leasing business and lease portfolio of Bank were transferred to CalFirstLease. The Company also retained certain assets and liabilities related to the lease business. The Company recognized a gain of $2.34 million on the sale of the stock of the Bank to DMG.

Note 3 – Investment Valuation and Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability.  ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs based on the extent to which they are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs.  Values based on inputs in different levels of the hierarchy will be categorized based upon the lowest level of input.  The three levels of inputs are defined as follows:

•	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
•

Level 2 - Valuation is based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;

•

Level 3 - Valuation is generated from model-based techniques that use inputs not observable in the market and based on the entity’s own judgment.  Level 3 valuation techniques could include the use of option pricing models, discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.  As such, ASC 820 does not apply to the Company’s investment in leases.

The following table summarizes the Company’s assets, which are measured at fair value on a recurring basis as of June 30, 2023 and 2022:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of June 30, 2023
Equity securities	$163,653	$163,653	$-	$-
Money-market accounts	11,928	11,928	-	-
U.S. Treasury bills	29,746	-	29,746	-
Bank deposits	1,391	1,391	-	-
	$206,718	$206,718	$29,746	$-

California First Leasing Corporation	Annual Report for June 30, 2023

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of June 30, 2022
Equity securities	$131,637	$131,637	$-	$-
Money-market accounts	52,723	52,723	-	-
Bank deposits	1,085	1,085	-	-
	$185,445	$185,445	$-	$-

The Company’s loans are not accounted for or carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loans as of June 30, 2023 and June 30, 2022 is calculated based on discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality and are classified as Level 3 in the fair value hierarchy.  Loan fair values are based on an exit value and have been adjusted for credit risk.

	June 30, 2023		June 30, 2022
	Carrying	Estimated	Carrying	Estimated
(in thousands)	Amount	Fair Value	Amount	Fair Value
Commercial loans	$2,057	$1,949	$3,216	$3,097

These fair value estimates are based on relevant market information and data however, given there are no active market or observable market transactions, the Company’s estimates are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

Note 4 – Investment Transactions:

For the year ended June 30, 2023, purchases and sales of investments, excluding short-term investments, were $28,844,742 and $10,788,901, respectively.

Note 5 – Leases:

The Company’s income from leases consists of the following:
		June 30,
(in thousands)	2023	2022	2021
Interest income - direct financing leases	$1,196	$2,129	$3,720
Rental income on operating leases	1,081	355	622
Total direct finance and rental lease income	$2,277	$2,484	$4,342

The Company's net investment in leases consists of the following:
	June 30,
(in thousands)	2023	2022
Minimum lease payments receivable	$18,386	$21,909
Estimated residual value	363	1,881
Less unearned income	(1,755)	(1,829)
Net investment in leases before allowances	16,994	21,961
Less allowance for lease losses	(176)	(321)
Less valuation allowance for estimated residual value	(5)	(10)
Net investment in leases	$16,813	$21,630

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return method related to each specific lease. At June 30, 2023, a summary of the installments due on minimum lease payments receivable, and the expected maturity of the Company's estimated residual value are as follows:

	Lease	Estimated
Years ending June 30,	Receivable	Residual Value	Total
	(in thousands)
2024	$6,995	$282	$7,277
2025	5,816	33	5,849
2026	3,529	23	3,552
2027	1,392	11	1,403
2028	654	14	668
	18,386	363	18,749
Less unearned income	(1,737)	(18)	(1,755)
Less allowances	(176)	(5)	(181)
	$16,473	$340	$16,813

California First Leasing Corporation	Annual Report for June 30, 2023

Contractual rental payments due on operating leases after June 30, 2023 extend for only 90 days from such date and aggregate to $227,000.  Non-recourse debt relates to the discounting of lease receivables.  The balance of $515,000 at June 30, 2022 matured during the year ended June 30, 2023.

Note 6 – Commercial Loans:

The Company’s investment in commercial loans consists of the following:

	June 30,
(in thousands)	2023	2022
Commercial real estate loans	$1,863	$3,040
Commercial term loan participations	223	223
Total commercial loans	2,086	3,263
Less unearned income and discounts	(9)	(17)
Less allowance for loan losses	(20)	(30)
Net commercial loans	$2,057	$3,216

Note 7 – Credit Quality of Financing Receivables:

The following tables provide information related to “financing receivables” as defined under Topic 310, Receivables.   “Financing receivables” include direct finance and sales-type leases and all commercial loans, but does not include operating leases and transactions in process.   The portfolio is disaggregated into two segments of leases and loans and four classes: 1) commercial leases, 2) education, government and non-profit (“EGNP”) leases, 3) commercial and industrial loans and 4) commercial real estate loans.  The Company’s credit process rates all leases and loans as “pass”, “special mention”, “substandard”, or “doubtful”. The risk classification of financing receivables by portfolio class is as follows:

			Commercial	Commercial	Total
(in thousands)	Commercial	EGNP	& Industrial	Real Estate	Financing
	Leases	Leases	Loans	Loans	Receivable
As of June 30, 2023:
Pass	$3,660	$13,334	$214	$1,863	$19,071
Special Mention	-	-	-	-	-
Substandard	-	-	-	-	-
Doubtful	-	-	-	-	-
	$3,660	$13,334	$214	$1,863	$19,071
Non-accrual	$-	$-	$-	$-	$-

As of June 30, 2022:
Pass	$9,670	$11,009	$206	$3,041	$23,926
Special Mention	-	649	-	-	649
Substandard	632	-	-	-	632
Doubtful	-	-	-	-	-
	$10,302	$11,658	$206	$3,041	$25,207
Non-accrual	$-	$-	$-	$-	$-

Note 8 – Allowance for Credit Losses:

The allowance for credit losses includes amounts to cover losses related to the net investment in leases, commercial loans, and transactions-in-process.  The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments, unless the Company believes the investment is otherwise recoverable.  Leases and loans may be placed on non-accrual earlier if the Company has significant doubt about the ability of the customer to meet its obligations. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits at June 30, 2023 or June 30, 2022, and no increase in non-performing assets during year ended June 30, 2023.  The following table presents the allowance balances and activity in the allowance related to financing receivables, along with the recorded investment and allowance determined based on impairment method as of June 30, 2023 and 2022:

California First Leasing Corporation	Annual Report for June 30, 2023

(in thousands)			Commercial	Commercial	Total
	Commercial	EGNP	& Industrial	Real Estate	Financing
As of June 30, 2023:	Leases	Leases	Loans	Loans	Receivable
Allowance for lease and loan losses
Balance beginning of period	$229	$102	$5	$25	$361
Charge-offs	-	-	-	-	-
Recoveries	-	-	-	-	-
Provision	(132)	(18)	-	(10)	(160)
Balance end of period	$97	$84	$5	$15	$201

Individually evaluated for impairment	$-	$-	$-	$-	$-
Collectively evaluated for impairment	97	84	5	15	201
Total ending allowance balance	$97	$84	$5	$15	$201

Finance receivables
Individually evaluated for impairment	$-	$-	$-	$-	$-
Collectively evaluated for impairment	3,660	13,334	214	1,863	19,071
Total ending finance receivable balance	$3,660	$13,334	$214	$1,863	$19,071
Allowance for losses as a percent of
ending receivable balance	2.65%	0.63%	2.34%	0.81%	1.05%

As of June 30, 2022:
Allowance for lease and loan losses
Balance beginning of period	$448	$137	$5	$30	$620
Charge-offs	(44)	-	-	-	(44)
Recoveries	-	-	-	-	-
Provision	(175)	(35)	-	(5)	(215)
Balance end of period	$229	$102	$5	$25	$361

Individually evaluated for impairment	$63	$32	$-	$-	$95
Collectively evaluated for impairment	166	70	5	25	266
Total ending allowance balance	$229	$102	$5	$25	$361

Finance receivables
Individually evaluated for impairment	$632	$649	$-	$-	$1,281
Collectively evaluated for impairment	9,670	11,009	206	3,041	23,926
Total ending finance receivable balance	$10,302	$11,658	$206	$3,041	$25,207
Allowance for losses as a percent of
ending receivable balance	2.22%	0.87%	2.43%	0.82%	1.43%

Note 9 – Office Lease Obligations

The Company accounts for its office lease in accordance with ASC 842 which was implemented on July 1, 2019 and requires the Company to recognize lease arrangements as right-of-use ("ROU") assets and operating lease liabilities based on the present value of lease payments over the lease terms discounted at the Company’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term, with lease and non-lease components as a single lease component.

During fiscal 2021, the Company entered into an operating lease with an unrelated party for its current 4,098 square foot corporate office in Newport Beach that commenced February 1, 2021 for a term of 42 months ending in July 2024. The lease was recorded as a ROU asset of $335,800 and a related lease liability of $540,800 based on discount rate of 2.82%. As of June 30, 2023, ROU assets of $109,283 and related lease liabilities of $178,979 are recorded on the balance sheet as part of other assets and accrued liabilities, respectively.

The future undiscounted lease payments due are as follows:
Year ending June 30,	(in thousands)
2024	$168
2025	14
182
Less: Imputed interest	(3)
Present value of future minimum payments	$179

Rent expense was $143,750 (2023), $297,400 (2022) and $239,700 (2021) and rental income was $32,500 (2023), $194,300 (2022) and $62,300 (2021).

California First Leasing Corporation	Annual Report for June 30, 2023

Note 10 – Income Taxes:

The Company accounts for its income taxes under ASC 740, “Income Taxes.”  Among other provisions, this standard requires deferred tax balances to be determined using the enacted income tax rate for the years in which taxes will be paid or refunds received.  The Company is subject to U.S. Federal income tax as well as multiple state and local jurisdictions as a result of doing business in most states.

The provision for income taxes is summarized as follows:

	June 30,
(in thousands)	2023	2022	2021
Current tax expense (benefit):
Federal	$1,334	$516	$3,805
State	563	540	1,172
	1,897	1,056	4,977
Deferred tax expense (benefit):
Federal	2,730	(4,944)	5,926
State	441	(2,238)	2,140
Tax valuation allowance	-	-	(2,152)
	3,171	(7,182)	5,914
Total income tax provision	$5,068	$(6,126)	$10,891

At June 30, 2023 and 2022, income taxes receivable balances were $265,000 and $2,069,000 respectively.

Deferred taxes result from the method of recording lease income on capital leases and depreciation methods for tax reporting, which differ from financial statement reporting, and the inclusion of unrealized gains and losses on securities in operating earnings that are not currently taxable or deductible.

Deferred income tax liabilities (assets) are comprised of the following:

	June 30,
(in thousands)	2023	2022
Deferred income tax liabilities:
Tax operating leases	$769	$2,835
Equity securities	5,991	1,680
Total liabilities	6,760	4,515

Deferred income tax assets:
Depreciation	(175)	(1,739)
Allowances and reserves	(70)	(139)
State income taxes	(119)	(113)
Equity securities realized loss	(660)	(331)
Total assets	(1,024)	(2,322)

Net deferred income tax liabilities	$5,736	$2,193

The differences between the federal statutory income tax rate and the Company's effective tax rate are as follows:

	Years ended June 30,
	2023	2022	2021
Federal statutory rate	21.00%	(21.00)%	21.00%
State tax, net of Federal benefit	4.91	(7.42)	7.31
Dividends received deduction	(1.90)	(2.19)	(0.60)
Other adjustments and tax-exempt leases	(0.90)	(2.01)	(0.03)
Tax valuation allowance	-	-	(4.57)
	23.11%	(32.62)%	23.11%

At June 30, 2023, the liability for uncertain tax positions and unrecognized tax benefits of $311,000 reflects additional state tax liability relating to apportionment fluctuations, all of which, if recognized would affect the effective tax rate.  There were no material changes to the liability for uncertain tax positions and unrecognized tax benefits from June 30, 2022 but the amount of unrecognized tax benefits may increase or decrease in the future for various reasons, including additions related to current year provisions, the expiration of the statute of limitation for open tax years, the status of examinations and changes in management’s judgment.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense.  As of June 30, 2023, accrued penalties and interest on unrecognized tax benefits are estimated to be $53,000. The following table sets forth the change in unrecognized tax benefits:

California First Leasing Corporation	Annual Report for June 30, 2023

	Years ended June 30,
	2023	2022
	(in thousands)
Balance, beginning of period	$311	$311
Increase for tax positions in current year	33	43
Decrease for tax positions taken in prior years	(29)	(41)
(Decrease) Increase for interest and penalties	(4)	(2)
Balance, end of period	$311	$311

The Company’s Federal tax returns remain subject to examination from 2020 forward, while state income tax returns are generally open from 2019 forward, and vary by individual state statute of limitation. The Company believes that its accrual for income taxes is adequate for adjustments, if any, which may result from these examinations.

Note 11 – Compensation and Benefit Plans:

The aggregate remuneration paid to all officers and directors during the year ended June 30, 2023 was $1,515,400 and $144,000, respectively.

Employees of the Company may participate in a voluntary defined contribution plan (the "401K Plan") qualified under Section 401(k) of the Internal Revenue Code of 1986. Under the 401K Plan, employees who have met certain age and service requirements may contribute up to a certain percentage of their compensation.  The Company has made contributions of $21,000 (2023) and $25,000 (2022).

In November 1995, the Company’s stockholders approved the 1995 Equity Participation Plan (the “1995 Plan”).  Under the 1995 Plan, the maximum number of shares of common stock that can be issued increases by an amount equal to 1% of the total number of issued and outstanding shares of common stock as of June 30 of each fiscal year.  Shares available for issuance for the years ending June 30, 2023 and 2022 are 2,939,548 and 2,842,231, respectively.  There have been no option grants awarded since fiscal 2013, and at June 30, 2023 there were no options outstanding and no stock-based compensation expense was recognized in the year ended June 30, 2023.

Note 12 – Capital Structure

At June 30, 2023, the Company has 20,000,000 authorized shares of common stock and is authorized to issue 2,500,000 shares of preferred stock in one or more series, fix the voting powers, designations, preferences and the relative participation, optional or other rights, if any, of any wholly unissued series of preferred stock.

On December 15, 2022, the Company purchased a total of 580,683 shares of common stock at a price of $16.00 per share pursuant to a tender offer made to all shareholders. The aggregate cost resulted in a reduction to stockholders’ equity of $9,362,400.

Note 13 – Commitments and Contingencies:

The Company has commitments to extend credit provided there is no violation of any condition in the terms of the approval or agreement.  At June 30, 2023 and 2022, the Company had unfunded lease commitments of $4.7 million and $7.9 million, respectively.

California First Leasing Corporation	Annual Report for June 30, 2023

Business and Investment Objectives and Strategies

The Company continues to pursue attractive lease and loan opportunities and uses equity investments to maximize current income and generate capital appreciation while preserving capital and liquidity. There can be no assurance that any of these objectives will be achieved.

The Company’s strategy is to invest in equity securities of fairly valued publicly traded corporations that we expect to generate excess cash flow to support consistent and attractive returns through dividends and appreciation. This approach seeks out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Analysis is done to determine the intrinsic value of a company by analyzing its free cash flow generating capabilities, and return on equity and invested capital with a focus on the ability to grow its free cash flow and maintain high returns on invested capital for an extended period.

RISK FACTORS

An investment in the Company’s common stock involves certain risks, including the risk of loss. Investors should carefully consider the Company’s objectives and risks that may make an investment in the Company not appropriate for all investors. Before buying the common stock, investors should read this “Risk Factors” section which describes certain risks which may adversely affect the Company’s net asset value per share, trading price, yield, total return and ability to meet its objectives.

Industry Risk Factors

The Company’s business and financial results are subject to general business and economic conditions.    Weakness in the economy or in certain sectors or a sustained high rate of inflation and interest rates could impact the financial performance and condition of customers and investments and negatively affect their market value and repayment of their obligations.

Changes in the laws, regulations and policies governing financial services companies could alter the investment and business environment and adversely affect operations.  The Board of Governors of the Federal Reserve System regulates the supply of money and credit in the United States.  Its fiscal and monetary policies, including a significant increase interest rates, impact the return that can be earned on leases, loans and investments, and affect the Company’s net interest and dividend income.

Cyber security and privacy breaches may hurt our business, damage our reputation, increase our costs, and cause losses.  Our systems and networks store all the Company’s business records as well as information about our customers and employees. We have security systems and information technology infrastructure in place designed to protect against unauthorized access to such information. However, there is still a risk that the security infrastructure that we maintain may not be successful in protecting against all security breaches, employee error, malfeasance, and cyber-attacks. Third parties, including vendors that provide services for our operations, could also be a source of security risk in the event of a failure of their own security systems and infrastructure.

Company Risk Factors

The Company is dependent on a few key people.  Investment decisions and all major capital allocation decisions are controlled by Patrick E. Paddon, Chairman of the Board of Directors and Chief Executive Officer, in consultation with Glen T. Tsuma, Chief Operating Officer and a Director. The loss of the services of these individuals would have a negative impact on the business because of their expertise, years of experience and roles as the Company’s largest shareholders.

The Company’s equity investments may increase the Company’s risk of realized loss in shareholders’ equity.  The Company’s equity investments represent 72% of total assets and 75% of stockholders’ equity at June 30, 2023. These securities may not appreciate in value and may in fact decline in value. The Company may not be able to realize any gains, and any gains may not be sufficient to offset other losses. A 10% decline in the value of the equity investment portfolio from June 30, 2023 could result in a 7% reduction in the Company’s net asset value per share.

The Company’s registration as an investment company subjects it to increased regulatory risk under the 1940 Act and additional costs of complying with SEC regulations. The investment industry is a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts that are determined based on stock prices on the last day of a fiscal quarter.

California First Leasing Corporation	Annual Report for June 30, 2023

The Company may suffer losses in its investment and lease and loan portfolios despite its investment and underwriting practices.  Performance of individual securities can vary widely and investment decisions may cause the Company to underperform certain benchmark indices or other companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company or an issuer may perform poorly or below expectations, and the value of its securities may therefore decline. The Company may not buy securities at the lowest possible prices or sell securities at the highest possible prices. The Company seeks to mitigate the risks inherent in the lease and investment business by adhering to sound practices.  Although the Company believes that its criteria are appropriate for the various kinds of investments and leases and loans it acquires, the Company may incur losses on investments and leases that meet these criteria.

Larger transactions, non-diversification and concentrations may increase the risk of loss in the event of the deterioration of one of these companies or industries.  The Company is a “non-diversified” investment company, meaning that it invests in a smaller number of companies than diversified companies. At June 30, 2023, an investment of $17.2 million in one company accounted for approximately 7.6% of the Company’s total assets, while investments in seven companies related to the semiconductor industry represented approximately 17.6% of total assets. The Company does not have a policy to rebalance the investment portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, and therefore, the portfolio is subject to greater volatility and the risk that changes in the value of a single security may have a significant effect, either negative or positive, on shareholders’ equity.

The Company may hold a significant portion of assets in cash, bank accounts, money market mutual funds, or U.S. government securities maturing in one year or less. At June 30, 2023, $43.1 million (18.9% of assets) was held in such accounts.  This liquidity is maintained for many reasons, including, among others, to take advantage of investment or lease opportunities as they arise; market conditions may appear unfavorable at certain times or not finding attractive investment opportunities; defensive position during adverse market or economic conditions, or holding for unfunded lease commitments.

The Company has the ability to borrow and use leverage to increase its returns, subject to the restrictions of the 1940 Act.  The Company may borrow money from a bank or issue senior debt securities in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. Leverage created from borrowing could impair the Company’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility. Financial leverage involves risks and special considerations such as the chance for greater volatility in net asset value than a comparable company without leverage; interest rate risk, particularly in a rising interest rate environment; and the potential for an increase in operating costs that may reduce the Company’s total return.

The Board of Directors and majority shareholder may change the Company’s investment objectives and operating strategies without prior notice to other shareholders or their approval, the effects of which may be adverse to the interest of minority shareholders.

The market for capital asset lease financing is very competitive.  The Company competes with other finance companies as well as commercial banks and other sources of funding.  Some competitors have a lower cost of capital, higher risk tolerances and different risk assessments, and offer better pricing and more flexible structuring than the Company.  Increased competition allows lessees to demand more favorable terms such that we may lose lease opportunities if we do not match our competitors’ pricing, terms and structure.

The Company’s allowance for credit losses may not be adequate to cover actual losses.  The Company maintains an allowance for credit losses to provide for probable and estimable losses that is based on its historical experience, industry data, concentrations and risks within its portfolios, and current economic conditions.  If the credit quality materially decreases, or the reserve for credit losses is not adequate, future provisions for credit losses could adversely affect financial results.

The financial services business involves significant operational risks.  Operational risk includes the risk of fraud by employees or persons outside of the Company, the execution of unauthorized transactions by employees, errors relating to transaction processing and technology, breaches of the internal control system, and failure of business continuation and disaster recovery plans.  This risk of loss also includes the potential legal actions that could arise as a result of an operational deficiency or as a result of noncompliance with applicable regulatory standards, adverse business decisions or their implementation.

The Company’s reported financial results are subject to certain assumptions and estimates and management’s selection of accounting method.  The Company’s management must exercise judgment in selecting and applying many accounting policies and methods so they comply with generally accepted accounting principles and reflect management’s judgment of the most appropriate manner to report the Company’s financial condition and results.  In some cases, management may select an accounting policy which might be reasonable under the circumstances yet might result in the Company’s reporting different results than would have been reported under a different alternative.

California First Leasing Corporation	Annual Report for June 30, 2023

The Company is a C-Corporation and its results include the impact of taxes paid or to be paid by the Company. As a result, the Company’s reported results and return on investments may not be comparable to results of most registered investment companies that do not pay income taxes but only pass through income to investors.

The Company’s common stock generally has traded at a discount from net asset value and the stock price can be volatile.  The Company’s common stock is not widely held and the limited trading market for the stock can result in fluctuations in prices between trades and make it difficult for stockholders to dispose of their shares. The Company’s stock price can fluctuate widely in response to a variety of factors, including: impact of a large block of stock for sale; actual or anticipated variations in the Company’s quarterly operating results and dividend policy; news reports relating to trends, concerns and other issues in the investment and financial services industry, and changes in government regulations.  An investment in the Company should be viewed as a long-term investment and is suitable only for investors who can bear the risks associated with such limited trading that attempts to sell the stock may require a significant discount from the last reported price.

The Company’s executive officers and Directors may face certain conflicts of interest. The Chief Executive Officer and majority shareholder and other Directors and officers at times may invest in the stock of the same companies that the Company owns, which may give rise to a conflict of interest or perceived conflict of interest. In addition, the officers of the Company are involved in the leasing activities of the Company, which may compete against the time spent on the investment activities of the Company.

The Company has no obligation to repurchase stock from shareholders. Shareholders do not have any right to require the Company to repurchase their shares.

The Company is a “controlled company” with 66% of the stock held by the Chief Executive Officer, 80% held by two senior executives and fewer than 20 shareholders of record.  As a result, senior management has the ability to exercise significant influence over the Company’s policies and business, and determine the outcome of corporate actions requiring stockholder approval.  These actions may include, for example, the election of directors, the adoption of amendments to corporate documents, the approval of mergers, sales of assets and other corporate actions such as changing policies set forth in response to Section 8(b) of the 1940 Act, deregistering as an investment company, or maintaining eligibility on the OTCQX market or the OTCQX Premier Tier.

OFFICER AND DIRECTOR INFORMATION

The Registration Statement provides additional information concerning directors and is available without charge upon request by phone to 1(800) 496-4640, or by email at invest@calfirstlease.com.

					Number of
			Director	Occupation For	Portfolios	Other
Name, Address*	Age	Position	since	Last 5 Years	Overseen	Directorships

Interested Directors
Patrick E. Paddon	72	Chairman and Chief Executive Officer	1977	Chief Executive Officer	1	None
Glen T. Tsuma	69	Chief Operating Officer, Director	1981	Chief Operating Officer	1	None

Independent Directors
Michael H. Lowry	78	Director	1992	Retired	1	None
Harris Ravine	79	Director	1994	Retired	1	None
Danilo Cacciamatta	77	Director	2001	Retired	1	None
Robert W. Kelley	84	Director	2020	Retired	1	None

Executive Officer, Not a Director
S. Leslie Jewett	68	Chief Financial Officer		Chief Financial Officer	1	None

* Address for each officer and director is California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

California First Leasing Corporation	Annual Report for June 30, 2023

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2023 will be available after August 31, 2023.

Quarterly Portfolio Information

The Company files a complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Transfer Agent
Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors
Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2 Code of Ethics

The Company has adopted a code of ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics has not been amended. During the period covered by this report, there have been no waivers granted under the code of ethics. The Company undertakes to provide a copy of the code of ethics without charge upon request by phone to 1-800-496-4640, or by email at invest@calfirstlease.com.

Item 3 Audit Committee Financial Expert

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by national securities exchanges and the 1940 Act.

Item 4 Principal Accountant fees and Services

	2023	2022
Audit Fees (1)	$81,000	$72,000
Tax Related Fees (2)	64,900	104,550
	$145,900	$176,550

1) Includes fees for annual audit of Company’s financial statements and consulting on accounting matters.
2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.
(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

California First Leasing Corporation	Annual Report for June 30, 2023

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

California First Leasing Corporation
Proxy Voting Policies and Procedures

California First Leasing Corporation, a California corporation (the “Company”), has delegated its proxy voting responsibility to its Compliance Officer (the “CO”). The Proxy Voting Policies and Procedures of the CO are set forth below. These guidelines will be reviewed periodically by the Board of Directors with the CO and the Company’s Audit Committee and, accordingly, are subject to change.

Introduction

As a corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the CO has a fiduciary duty to act solely in the best interests of the Company and its shareholders. As part of this duty, the CO recognizes that it must vote the Company’s securities in a timely manner free of conflicts of interest and in the best interests of the Company.

Proxy Policies

The CO will vote proxies relating to the Company’s portfolio securities in the best interest of the Company and its shareholders. The CO will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by the Company. Although the CO will generally vote against proposals that may have a negative impact on its portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.   To ensure that the vote is not the product of a conflict of interest, the Audit Committee requires that: (i) the CO disclose any potential conflict that she is aware of and any contact that she has had with any interested party regarding a proxy vote to the Audit Committee; and (ii) CO is prohibited from revealing how the Company intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

Shareholders may obtain information, without charge, regarding how the Company voted proxies with respect to the Company’s portfolio securities by making a written request for proxy voting information to:  Compliance Officer, California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The identification of securities to buy or sell and overall direction of the investment portfolio is led by Patrick E. Paddon, the Company’s Chief Executive Officer and majority shareholder. In addition to over 42-years of experience evaluating businesses for purposes of extending lease and loan credit, Mr. Paddon has been actively investing in equity securities for over 16 years. The investment committee also includes Glen Tsuma, Chief Operating Officer for over 31 years, and Leslie Jewett, Chief Financial Officer for over 26 years, both with long histories as members of the credit committee that approves all lease transactions. The compensation for Mr. Paddon, Mr. Tsuma and Ms. Jewett consists entirely of fixed base salary, there is no incentive compensation plan applicable to them, and as of June 30, 2023, the value of each of their investment in CFNB common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders
No Changes to Report

Item 11. Controls and Procedures.

a)    The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

b)    There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a) (1) See Item 2
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

California First Leasing Corporation	Annual Report for June 30, 2023

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
August 10, 2023

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
August 10, 2023